Q3 2022 FINANCIAL RESULTS November 3, 2022 Exhibit 99.2

DISCLAIMER Forward Looking Statements This presentation contains forward looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company's results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to: information or predictions concerning the Company's future financial performance, business plans and objectives, potential growth opportunities, potential pricing of products, potential market leadership, financing plans, competitive position, technological, industry or market trends and potential market opportunities. These statements are based on estimates and information available to the Company at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from the Company's current expectations as a result of many factors, including, but not limited to: the impact the COVID-19 pandemic, including the potential end of the pandemic and the cessation of pandemic-related restriction, will have on demand for the Company’s products as well as its impact on its operations and the operations of its manufacturers, retailers and other partners, and its impact on the economy overall, including capital markets; the Company’s ability to build and maintain the strength of its brand among gaming and streaming enthusiasts and its ability to continuously develop and successfully market new gear and improvements to existing gear; the introduction and success of new third-party high-performance computer hardware, particularly graphics processing units and central processing units, as well as sophisticated new video games; fluctuations in operating results; the risk that the Company is not able to compete with competitors and/or that the gaming industry, including streaming and eSports, does not grow as expected or declines; the loss or inability to attract and retain key management; the impact of global stability, such as the war between Russia and Ukraine, and any sanctions or other geopolitical tensions that my result therefrom; delays or disruptions at manufacturing and distribution facilities of the Company or third parties; currency exchange rate fluctuations or international trade disputes resulting in the Company’s gear becoming relatively more expensive to its overseas customers or resulting in an increase in the Company’s manufacturing costs; and general economic conditions that adversely effect, among other things, the financial markets and consumer confidence and spending. The Company assumes no obligation, and does not intend, to update these forward-looking statements, except as required by law. Investors are urged to review in detail the risks and uncertainties outlined in Corsair’s Securities and Exchange Commission filings, including, but not limited to, Corsair’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 (once available) as well as the Risk Factors contained therein. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share, which are not recognized under the generally accepted accounting principles (“GAAP”) in the United States and designed to complement the financial information presented in accordance with GAAP in the United States because management believes such measures are useful to investors. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. The non-GAAP measures used by the Company may differ from the non-GAAP measures used by other companies. The Company urges you to review the reconciliation of its non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures set forth in the Appendix to this presentation, and not to rely on any single financial measure to evaluate the Company's business. Market & Industry Data This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to the Company’s industry, the Company’s business and the market for the Company’s products and its future growth. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the market for its products are necessarily subject to a high degree of uncertainty and risk.

WHAT’S NEW FROM CORSAIR

VOYAGER GAMING LAPTOPS Corsair launched its first Gaming Laptop on August 22 Powered by leading AMD Ryzen Processors and Radeon graphics for amazing mobile performance We will be expanding this range during 2023 with additional technology partners The Gaming Laptop category is the fastest growing PC platform category with a current TAM of $30B “CORSAIR IS JOINING THE COMPETITIVE WORLD OF GAMING LAPTOPS, AND ITS DEBUT MACHINE LOOKS PRETTY SPECIAL.” - TECHSPOT  Data Source: IDC

45”FLEXIBLE OLED GAMING MONITOR Developed in partnership with LG Display, this is the world’s first bendable OLED monitor designed for gaming XENEON FLEX is our new flagship 45” display adding to our range of 4K and QHD monitors, which addresses a growing $7B gaming monitor market This will begin shipping in Q1 2023 “it already looks like my perfect gaming monitor.” - PC GAMER Data Source: IDC

K100 AIR WIRELESS Our K100 keyboard family has been extended with a super thin, wireless model - the K100 Air Just 11mm at the slimmest point, with CHERRY low profile mechanical keyswitches Dual wireless modes – with hyper-fast SLIPSTREAM WIRELESS and Bluetooth®

iCUE PARTNERSHIPS Expanding the powerful CORSAIR iCUE software ecosystem by integrating support for both Philips HUE and Nanoleaf lighting products Over 250 products now supported by iCUE, both inside the PC and outside

POWERING THE NEXT GENERATION Working in conjunction with AMD, Intel and NVIDIA, CORSAIR has a complete line-up which provides best in class performance and compatibility for the self built PC enthusiast Corsair is the dominant supplier of high-speed gaming Memory sold to consumers in the US, with a 72% market share according to NPD CORSAIR has a 40% market share for PSUs sold to consumers in the US to power their gaming PC’s, and an even higher market share for higher wattage supplies CORSAIR holds the number one market share position for consumer bought gaming cases, and our 4000 and 5000 series are perfect for these new technologies Data Source: NPD

WAVE DX A premium XLR microphone with proven dynamic capsule technology designed in close cooperation with Lewitt Audio Wave DX equips you to sound professional and turn your setup into a powerful broadcast studio Works seamlessly with Wave XLR and Elgato Stream Deck ecosystem

Q3 2022 MARKET UPDATE

SELF BUILT GAMING PC MARKET CONTINUES TO IMPROVE AS GPU PRICES GO BACK TO MSRP OR BELOW MARKET STILL TRACKING HIGHER  THAN PREPANDEMIC LEVEL, US MARKET POSITIVE TO Q3 2021 Data Sources: Total Components & Memory Sales Revenue data: NPD (US) plus Stackline (EU5) - Includes: Cases, PSUs, Fans, Water Cooling, and Memory (DRAM) YoY Growth vs 2019: 25%

CORSAIR CONTINUES TO HOLD DOMINANT SHARE IN THE SELF BUILT GAMING PC SPACE (US DATA) Data Sources: Gaming Components & Memory Share: NPD (US) – 2022Q3 Market Share Market Share is based on Sales Revenue. Components include: Cases, PSUs, Fans, and Water Cooling. Memory is DRAM

CORSAIR MAINTAINED HIGH ASPS WHILE REDUCING CHANNEL AND INTERNAL INVENTORY IN A PROMOTIONAL ENVIRONMENT Data Sources: Components & Memory ASP data: NPD (US) - Includes: Cases, PSUs, Fans, Water Cooling, and Memory (DRAM) Gaming Peripherals ASP data: NPD (US) – Includes: Keyboards, PC Headsets, Mice Market ASP Corsair ASP

FINANCIAL RESULTS

Q3 RESULTS Q3 revenue grew over Q2 as channel inventory overhang reduced and became more balanced in the US, with Europe making progress but lagging as market demand negatively impacted by FX, the Russia-Ukraine war and inflation; channel inventory improved the most in Component and Systems Segment with GPU pricing around MSRP driving new builds. Margins improved towards last year’s level as lower freight expenses rolled through the P&L, higher volumes led to more favorable absorptions and one-time inventory reserve in Q2’22 behind us (impacted ~6.9%).

GROSS MARGIN DATA BY SEGMENT SEGMENT GROSS PROFIT * -24.7% -34.6% -29.4% Y/Y SEGMENT GROSS MARGIN * 28.2% 27.5% 27.9% Q/Q * Q2'22 adjusted by $19.5 million or 690 bps for the inventory reserve in excess of normal run rate to address overhang in the channel ($5.1 million or 260 bps in the Gaming Components and Systems segment; $14.4 million or 1,610 bps in the Gamer and Creator Peripherals segment).

FINANCIAL GUIDANCE FY2022 (1) Given the number of risk factors, uncertainties and assumptions, many of which are discussed in slide 2, actual results may differ materially. We do not intend to update our financial outlook until our next quarterly results announcement. Estimates should not be viewed as a substitute for our full annual financial statement and are not necessarily indicative of the results to be expected for any future period. Certain non-GAAP measures included in our financial outlook were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. We are unable to reconcile these forward-looking into non-GAAP measures to the most directly comparable GAAP measures without unreasonable effort because we are currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for this period but would not impact the non-GAAP measures. Such items may include stock-based compensation charges, public offering related charges, depreciation and amortization, and other items. The unavailable information could have a significant impact on our GAAP financial results.

APPENDIX

USE OF NON-GAAP FINANCIAL MEASURES To supplement the financial results presented in accordance with GAAP, this presentation includes certain non-GAAP financial information, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share. These are important financial performance measures for us but are not financial measures as defined by GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use these non-GAAP financial measures to evaluate our operating performance and trends and make planning decisions. We believe that these non-GAAP financial measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses and other items that we exclude in such non-GAAP financial measures. Accordingly, we believe that these non-GAAP financial provide useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to the key financial metrics used by our management in our financial and operational decision-making. We also present these non-GAAP financial measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations. Our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to revenues, operating income, net income, cash provided by operating activities or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these measures to the most directly comparable GAAP financial measures are presented in the appendix. We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view these non-GAAP financial measures in conjunction with the related GAAP financial measures.

GAAP TO NON-GAAP RECONCILIATIONS Non-GAAP Operating Income (Loss) Reconciliations (Unaudited, in thousands, except percentages)

GAAP TO NON-GAAP RECONCILIATIONS Non-GAAP Net Income (Loss) and Net Income (Loss) Per Share Reconciliations (Unaudited, in thousands, except per share amounts and percentages)

GAAP TO NON-GAAP RECONCILIATIONS Adjusted EBITDA Reconciliations (Unaudited, in thousands, except percentages)